UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

            CAMCO FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

     6901 Glenn Highway, Cambridge, Ohio  43725
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:                (740) 435-2020

          Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On November 6, 2008, Camco Financial Corporation held a Special Meeting of Stockholders to vote upon the adoption of the Merger Agreement between Camco and First Place Financial Corp.  Attached as Exhibit 99.1 are the script and slides presented by Richard C. Baylor, Camco’s Chief Executive Officer, at the Special Meeting.  Attached as Exhibit 99.2 is a press release issued by Camco on November 6, 2008 regarding the Special Meeting.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1       Script and Power Point from Special Stockholders’ Meeting
    Exhibit 99.2       Press release dated November 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By: /s/ Richard C. Baylor
Richard C. Baylor
Chief Executive Officer

Date:  November 6, 2008